UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

KINGOLD JEWELRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 8 Han Huang Road Jiang’an District Wuhan, Hubei Province, PRC		430023
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (011) 86 27 65660703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KGJI	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Registrant is filing this Form 8-K with the Securities and Exchange Commission (the “SEC”) to avail itself of an extension to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), originally due on March 30, 2020, in reliance on the SEC’s Order Under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder, Release No. 34-88465 (March 25, 2020) (which extended and superseded a prior order issued on March 4, 2020) (the “Order”). As such, the Registrant will be relying upon the 45-day extension period provided by the Order to delay filing of its Form 10-K.

As previously disclosed in the current report on Form 8-K dated February 12, 2020, the Registrant is located in Wuhan, China, the epicenter of the coronavirus disease (COVID-19) outbreak in China. The entire city of Wuhan has been heavily affected by COVID-19 and government protective responses since January 23, 2020. In compliance with the government mandates, the Company has been temporarily closed and its jewelry production operations have been halted since January 12, 2020. All company personnel have been self-quarantined until further notice. Based on the latest Chinese government order, travel restrictions on residents of Wuhan are expected to be lifted on April 8, 2020 and as such, the Registrant expects to resume operations on the same date.

The extension afforded by the Order grants the Company until May 14, 2020 to file its Form 10-K. While the Company will use its best effort to complete its preparation of the 2019 financial statements within the timeframe established within the Order, the Company is unable to commit to filing the Form 10-K by the May 14, 2020 deadline because the Company’s headquarters and operations are located in Wuhan, China, the epicenter of the COVID-19 outbreak in China. The entire city of Wuhan has been under protective lock-down since January 23, 2020. In compliance with the government mandates, all company personnel have been required to undergo self-quarantines until further notice. These actions have impacted the daily operations of the Company and its ability to complete its financial data by May 14, 2020. As a result, the Company cannot commit to file the Form 10-K by May 14, 2020. Based on the assessment of the Company management in consultation with its auditor, the Registrant expects to file its Form 10-K by no later than June 30, 2020.

 The COVID-19 outbreak has had a significant adverse impact on the Registrant’s operations and financial results during the first quarter of 2020. While the impact of COVID-19 outbreak on the Company’s performance for the year remains to be seen, the Registrant expects it to have a material impact on its operations and financial results for fiscal 2020.

The Registrant is supplementing its risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factors:

The coronavirus disease 2019 (COVID-19) has had a significant impact on our operations since January 2020 and could materially adversely affect our business and financial results for the remaining months of the 2020 fiscal year

Our ability to manufacture and/or sell our jewelry products may be impaired by damage or disruption to our manufacturing, warehousing or distribution capabilities, or to the capabilities of our suppliers, logistics service providers or distributors as a result of the impact from the COVID-19. This damage or disruption could result from events or factors that are impossible to predict or are beyond our control, such as raw material scarcity, pandemics, government shutdowns, disruptions in logistics, supplier capacity constraints, adverse weather conditions, natural disasters, fire, terrorism or other events. In December 2019, COVID-19 emerged in Wuhan, China, in which substantially all of our business operations and management are located. The entire city of Wuhan has been locked down by the government of China since January 23, 2020. In compliance with the government mandates, the Company has been temporarily closed and its jewelry production operations have been halted since January 12, 2020. All company personnel have been required to undergo self-quarantines until further notice. The COVID-19 outbreak has had a significant adverse impact on our business and operations during the first quarter of 2020. While the spread of the disease has gradually been under control in Wuhan and in China, COVID-19 could adversely affect our business and financial results for the remaining months of the year 2020.

Chinese economic downturn or growth slowdown may harm our business.

Since 2014, Chinese economic growth has been slowing down from double-digit GDP speed. The situation has impacted many industries and economic segments in China, such as restaurants, the hospitality industry, certain manufacturing industries and discretionary or luxury consumer spending. Our business operations in China mainly rely on consumer cash availability and spending, consumer demand for our products and consumer confidence, which are impacted by an economic downturn. The recent rapid spread of COVID-19, or fear of such an event, can have a material adverse effect on the demand for gold or jewelry products or luxury good consumption and therefore have a material adverse effect on our business and results of operations. As a result of the outbreak of COVID-19 first identified in Wuhan, we have temporarily ceased operations and employees have been quarantined since January 2020 in compliance with government mandate. Additionally, office closings, travel restrictions and required quarantines implemented in China has caused significant slowdown of China’s economic growth and could further adversely affect China’s economy resulting in an economic downturn. If China’s economy continues to slow down or go into recession, our financial and operation results could be materially and adversely affected as a result of slower consumer spending on the jewelry or gold products or below par performance of the consumer discretionary goods industries.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “potential” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include statements regarding the timing of operational development, or government mandates related to the Company’s business and operations to address the COVID-19 response. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the SEC, including the section titled “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGOLD JEWELRY, INC.

By:	/s/ Bin Liu
Name: Title:	Bin Liu Chief Financial Officer

Date: March 30, 2020